SEMI-ANNUAL REPORT
                               DECEMBER 31, 2000

                               [GRAPHICS OMITTED]

Mercury
HW Large
Cap Value
Fund OF MERCURY HW FUNDS

PORTFOLIO INFORMATION

WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000
================================================================================

Ten Largest                 Percent of    Five Largest              Percent of
Equity Holdings             Net Assets    Industries                Net Assets
======================================    ====================================
Philip Morris Companies Inc.   4.3%       Electric--Integrated          9.7%
--------------------------------------    ------------------------------------
The May Department Stores                 Telephone                     8.8
  Company                      3.3        ------------------------------------
--------------------------------------    Insurance--Life               6.7
The Dow Chemical Company       3.2        ------------------------------------
--------------------------------------    Insurance--Property           6.3
The Allstate Corporation       3.1        ------------------------------------
--------------------------------------    Aerospace & Defense           5.4
Alcoa Inc.                     3.0        ------------------------------------
--------------------------------------
Lockheed Martin Corporation    2.8
--------------------------------------
International Paper Company    2.7
--------------------------------------
Bank One Corporation           2.6
--------------------------------------
Ford Motor Company             2.4
--------------------------------------
Verizon Communications         2.4
--------------------------------------


              December 31, 2000 (2) Mercury HW Large Cap Value Fund

DEAR SHAREHOLDER

Effective October 6, 2000, Equity Income Fund, a fund of Hotchkis and Wiley Funds, became Mercury HW Large Cap Value Fund, a fund of Mercury HW Funds. Although the Fund's name has changed, its investment objective remains the same: to seek current income and long-term growth of income, accompanied by growth of capital.

We are pleased to present to you this semi-annual report for Mercury HW Large Cap Value Fund for the six months ended December 31, 2000.

Investment Review

Many investors were happy to see calendar year 2000 finally come to an end. With the unmanaged Standard & Poor's (S&P) 500 Composite Stock Index down for the year 9.1% and the NASDAQ Composite Index off an incredible 39.2%, an estimated $2 trillion of market capitalization (almost one-quarter of the nation's entire gross domestic product) was eliminated from the US equity market. The speculative advance driving the market finally began to unravel as investors began questioning the unrealistic valuation levels of many high-priced stocks. Fortunately, the value side of the market fared considerably better as investors began shifting their preference to stocks with solid fundamental valuation support. This rotation to value was reflected in the performance of the unmanaged Russell 1000 Value Index, which actually posted a gain of 7.0% for the year.

Most of the market's turmoil occurred in the third and fourth quarters of 2000. During these periods, the S&P 500 Index was down 8.7%, while the NASDAQ fell 37.8%. Once again value investments outperformed, with the unmanaged Russell 1000 Value Index up 11.7% for the second half of the year and the Fund's Class I Shares with a total return of +20.66%. (Fund results shown do not include sales charges. Complete performance information can be found on page 5 of this report to shareholders.) We are elated to see the value side of the market experiencing what we consider to be the beginning of a well-deserved recovery.

One catalyst behind the current market sell-off has been a deceleration in the US corporate profit cycle. The growth rate of earnings for the S&P 500 Index peaked in the first quarter of 2000 and subsequently slowed during the second and third quarters. This deterioration in earnings has had an adverse impact on investor sentiment, particularly for the most speculative areas of the market (technology/growth). On the other hand, value stocks, where pricing had reflected very modest expectations, are currently recovering as underlying fundamentals continue to meet and even exceed expectations. We believe that high price/earnings growth stocks are likely to experience further instability as actual earnings growth continues to fall short of unrealistic expectations.

Portfolio Matters

The Fund fully participated in the third and fourth quarters' flight to value, posting strong returns. In the last half of 2000, the Fund's equities significantly outperformed both the broad market and the value style indexes as investors reassessed their valuation


              December 31, 2000 (3) Mercury HW Large Cap Value Fund beliefs surrounding various sectors of the market. A major contributor to the Fund's outperformance was superior security selection and an above-market weight in the financials sector, in which the insurance and savings bank industries were particularly strong. Our insurance holdings, including Allstate Corporation (+97.8%), St. Paul Companies, Inc. (+60.8%) and MetLife, Inc. (+67.4%), rallied during the second half of the year as the insurance pricing cycle began to turn upward. Our exposure to the savings bank industry also resulted in strong gains (for example, Washington Mutual, Inc., +86.6%) as investors fled growth stocks in favor of more interest rate-sensitive issues.

The Fund's performance was further enhanced by our heavy weighting in the basic materials sector, which was fueled by major advances in chemical and forest product companies (such as Dow Chemical Company, +23.7% and Georgia-Pacific Group, +40.8%). Finally, as in the prior two quarters, a substantial underweight in the overpriced technology sector enhanced our third and fourth quarter returns. One of the few detractors from performance was the Fund's exposure to the beaten down auto and auto parts industries.

Beginning earlier this fiscal year, we witnessed a persistent shift back to the so-called "old paradigm" as more investors sought fundamental valuation support for their investments. We believe underlying valuation (that is, the present value of the future cash flows of a company) is the fundamental determinant of a stock's intrinsic value, and that adherence to our traditional value disciplines will position the Fund to perform well in a market that continues to rotate to value stocks.

In Conclusion

We appreciate your continued support, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Nancy D. Celick        /s/ Sheldon Lieberman       /s/ Gail Bardin

Nancy D. Celick            Sheldon Lieberman           Gail Bardin
President                  Portfolio Manager           Portfolio Manager

February 8, 2001


              December 31, 2000 (4) Mercury HW Large Cap Value Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's investment adviser pays annual operating expenses of the Fund's Class I Shares in excess of .95% of the average net assets. Were the investment adviser not to pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

RECENT PERFORMANCE RESULTS
================================================================================
                                 6 Month          12 Month       Since Inception
As of December 31, 2000       Total Return      Total Return      Total Return
================================================================================
Class I*                         +20.66%           +9.18%           +303.83%
--------------------------------------------------------------------------------
S&P 500 Index**                  - 8.74            -9.19            +502.81
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/24/87.

** This unmanaged broad-based Index is comprised of common stocks. Since inception total return is from 6/24/87.

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                    % Return          % Return
                                                  Without Sales      With Sales
Class I Shares*                                      Charge           Charge**
================================================================================
One Year Ended 12/31/00                              + 9.18%           + 3.45%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                            +11.36            +10.17
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                             +14.72            +14.10
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.


              December 31, 2000 (5) Mercury HW Large Cap Value Fund

SCHEDULE OF INVESTMENTS

                                                               In US Dollars
                                                          ----------------------
                                                            Shares
Industries                    Investments                    Held        Value
--------------------------------------------------------------------------------

COMMON STOCKS--96.4%
================================================================================
Aerospace &       Lockheed Martin Corporation               39,800   $ 1,351,210
Defense--5.4%     Northrop Grumman Corporation               4,800       398,400
                  Raytheon Company (Class A)                 3,400        98,600
                  Raytheon Company (Class B)                 5,200       161,525
                  Rockwell International Corporation        12,900       614,363
                                                                     -----------
                                                                       2,624,098
--------------------------------------------------------------------------------
Aluminum--3.0%    Alcoa Inc.                                43,548     1,458,858
--------------------------------------------------------------------------------
Apparel--         Russell Corporation                       16,200       250,087
Textiles--0.5%
--------------------------------------------------------------------------------
Appliances &      Whirlpool Corporation                     10,900       519,794
Household
Furniture--1.1%
--------------------------------------------------------------------------------
Auto Parts--2.5%  ArvinMeritor, Inc.                         9,550       108,631
                  Dana Corporation                          20,700       316,969
                  Delphi Automotive Systems Corporation     18,749       210,926
                  TRW Inc.                                  14,300       554,125
                  Visteon Corporation                        3,266        37,559
                                                                     -----------
                                                                       1,228,210
--------------------------------------------------------------------------------
Autos--           Ford Motor Company                        50,039     1,172,789
Trucks--3.9%      General Motors Corporation                14,608       744,095
                                                                     -----------
                                                                       1,916,884
--------------------------------------------------------------------------------
Beverages--1.1%   Anheuser-Busch Companies, Inc.            11,200       509,600
--------------------------------------------------------------------------------
Chemicals--4.2%   The Dow Chemical Company                  42,300     1,549,238
                  Eastman Chemical Company                   6,500       316,875
                  Union Carbide Corporation                  4,000       215,250
                                                                     -----------
                                                                       2,081,363
--------------------------------------------------------------------------------
Computer          Computer Associates International, Inc.   39,600       772,200
Services/
Software--1.6%
--------------------------------------------------------------------------------
Containers--1.1% +Pactiv Corporation                        43,800       542,025
--------------------------------------------------------------------------------


              December 31, 2000 (6) Mercury HW Large Cap Value Fund

                                                               In US Dollars
                                                          ----------------------
                                                            Shares
Industries                    Investments                    Held        Value
--------------------------------------------------------------------------------

COMMON STOCKS (continued)
================================================================================
Electric--        American Electric Power Company, Inc.      5,900   $   274,350
Integrated--9.7%  CMS Energy Corporation                    18,900       598,894
                  DTE Energy Company                        21,100       821,581
                  Edison International                      48,100       751,562
                  Entergy Corporation                        8,200       346,962
                  Exelon Corporation                         3,900       273,819
                  GPU, Inc.                                 11,000       404,937
                  PPL Corporation                            7,400       334,387
                  Public Service Enterprise Group
                  Incorporated                               9,200       447,350
                  SCANA Corporation                         14,696       434,451
                                                                     -----------
                                                                       4,688,293
--------------------------------------------------------------------------------
Forest            Weyerhaeuser Company                      19,700       999,775
Products--2.1%
--------------------------------------------------------------------------------
Insurance--      +Aetna Inc. (New Shares)                   26,100     1,071,731
Life--6.7%        American General Corporation               9,600       782,400
                  Lincoln National Corporation              12,700       600,869
                  MetLife, Inc.                             24,250       848,750
                                                                     -----------
                                                                       3,303,750
--------------------------------------------------------------------------------
Insurance--       The Allstate Corporation                  34,800     1,515,975
Property--6.3%    SAFECO Corporation                        27,800       913,925
                  The St. Paul Companies, Inc.              11,500       624,594
                                                                     -----------
                                                                       3,054,494
--------------------------------------------------------------------------------
Leisure--         Fortune Brands, Inc.                      15,100       453,000
Toys--0.9%
--------------------------------------------------------------------------------
Machinery--1.1%   CNH Global NV                             60,569       522,408
--------------------------------------------------------------------------------
Metals--0.5%      Phelps Dodge Corporation                   4,000       223,250
--------------------------------------------------------------------------------
Office Equipment  Xerox Corporation                         25,200       116,550
& Supplies--0.2%
--------------------------------------------------------------------------------
Oil--             Occidental Petroleum Corporation          39,900       967,575
Domestic--5.2%    USX-Marathon Group                        25,300       702,075
                  Ultramar Diamond Shamrock Corporation     28,900       892,288
                                                                     -----------
                                                                       2,561,938
--------------------------------------------------------------------------------
Paper--4.1%       Georgia-Pacific Group                     22,500       700,312
                  International Paper Company               32,300     1,318,244
                                                                     -----------
                                                                       2,018,556
--------------------------------------------------------------------------------
Photography/      Eastman Kodak Company                     29,200     1,149,750
Imaging--2.4%
--------------------------------------------------------------------------------
Pollution         Waste Management, Inc.                    25,900       718,725
Control--1.5%
--------------------------------------------------------------------------------


              December 31, 2000 (7) Mercury HW Large Cap Value Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                               In US Dollars
                                                          ----------------------
                                                            Shares
Industries                    Investments                    Held        Value
--------------------------------------------------------------------------------

COMMON STOCKS (concluded)
================================================================================
Railroads--1.6%   CSX Corporation                           11,700   $   303,469
                  Norfolk Southern Corporation              37,200       495,225
                                                                     -----------
                                                                         798,694
--------------------------------------------------------------------------------
Regional          Bank One Corporation                      34,000     1,245,250
Banks--5.1%       First Union Corporation                   15,900       442,219
                  KeyCorp                                   17,300       484,400
                  UnionBanCal Corporation                   11,800       283,938
                                                                     -----------
                                                                       2,455,807
--------------------------------------------------------------------------------
Restaurants--    +Tricon Global Restaurants, Inc.            4,000       132,000
0.3%
--------------------------------------------------------------------------------
Retail--          The May Department Stores Company         49,200     1,611,300
Department
Stores--3.3%
--------------------------------------------------------------------------------
Retail--General   J.C. Penney Company, Inc.                 19,100       207,712
Merchandise--1.6% Sears, Roebuck & Co.                      17,200       597,700
                                                                     -----------
                                                                         805,412
--------------------------------------------------------------------------------
Savings--         Washington Mutual, Inc.                   21,700     1,151,456
Loans--2.4%
--------------------------------------------------------------------------------
Small Loans &     Fannie Mae                                 8,600       746,050
Finance--3.6%     Household International, Inc.             18,300     1,006,500
                                                                     -----------
                                                                       1,752,550
--------------------------------------------------------------------------------
Telephone--8.8%   ALLTEL Corporation                        17,700     1,105,144
                  AT&T Corp.                                44,100       763,481
                  SBC Communications Inc.                   13,000       620,750
                  Sprint Corporation                        29,630       601,859
                  Verizon Communications                    23,376     1,171,722
                                                                     -----------
                                                                       4,262,956
--------------------------------------------------------------------------------
Tobacco--4.3%     Philip Morris Companies Inc.              47,300     2,081,200
--------------------------------------------------------------------------------
Transportation--  Ryder System, Inc.                         6,700       111,388
Freight--0.2%
--------------------------------------------------------------------------------
Travel &          Carnival Corporation                       2,200        67,787
Lodging--0.1%
--------------------------------------------------------------------------------
                  Total Investments (Cost--$37,437,552)--96.4%        46,944,158
                  Time Deposits*--3.5%                                 1,703,528
                  Other Assets Less Liabilities--0.1%                     67,411
                                                                     -----------
                  Net Assets--100.0%                                 $48,715,097
                                                                     ===========
--------------------------------------------------------------------------------
+     Non-income producing security.
*     Time deposit bears interest at 4.75% and matures on 1/02/2001.

      See Notes to Financial Statements.


              December 31, 2000 (8) Mercury HW Large Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2000
===============================================================================
Assets:

Investments, at value (identified cost--$37,437,552)                $46,944,158
Cash                                                                      4,572
Time deposits                                                         1,703,528
Receivables:
  Dividends                                            $   132,855
  Capital shares sold                                       40,582
  Interest                                                     899      174,336
                                                       ------------------------
Total assets                                                         48,826,594
                                                                    -----------
-------------------------------------------------------------------------------

Liabilities:

Payables:
  Investment adviser                                        15,844
  Capital shares redeemed                                      355       16,199
                                                       -----------
Accrued expenses and other liabilities                                   95,298
                                                                    -----------
Total liabilities                                                       111,497
                                                                    -----------
-------------------------------------------------------------------------------

Net Assets:

Net assets                                                          $48,715,097
                                                                    ===========
-------------------------------------------------------------------------------

Net Assets Consist of:

Paid-in capital                                                     $40,464,158
Accumulated investment loss--net                                        (17,951)
Accumulated realized capital losses on investments--net              (1,237,716)
Unrealized appreciation on investments--net                           9,506,606
                                                                    -----------
Net assets                                                          $48,715,097
                                                                    ===========
-------------------------------------------------------------------------------

Net Asset Value:

Class I--based on net assets of $48,715,097 and
  3,142,895 shares outstanding+                                     $     15.50
                                                                    ===========
-------------------------------------------------------------------------------

+     Unlimited shares of no par value authorized.

      See Notes to Financial Statements.


              December 31, 2000 (9) Mercury HW Large Cap Value Fund

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2000
================================================================================

Investment Income:

Dividends (net of $10,063 foreign withholding tax)                   $   862,010
Interest and discount earned                                              34,210
                                                                     -----------
Total income                                                             896,220
                                                                     -----------
--------------------------------------------------------------------------------

Expenses:

Investment advisory fees                              $   213,869
Transfer agent fees                                        39,301
Accounting services                                        33,782
Listing fees                                               16,757
Printing and shareholder reports                           16,000
Professional fees                                           5,951
Custodian fees                                              5,762
Trustees' fees and expenses                                 1,352
Pricing fees                                                  537
Other                                                       2,560
                                                      -----------
Total expenses before reimbursement                       335,871
Reimbursement of expenses                                 (64,970)
                                                      -----------
Total expenses after reimbursement                                       270,901
                                                                     -----------
Investment income--net                                                   625,319
                                                                     -----------
--------------------------------------------------------------------------------

Realized & Unrealized Gain
on Investments--Net:

Realized gain on investments--net                                      2,874,254
Change in unrealized appreciation/depreciation on
  investments--net                                                     8,706,335
                                                                     -----------
Net Increase in Net Assets Resulting from Operations                 $12,205,908
                                                                     ===========
--------------------------------------------------------------------------------

See Notes to Financial Statements.


             December 31, 2000 (10) Mercury HW Large Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    For the Six        For the
                                                                   Months Ended      Year Ended
 Increase (Decrease) in Net Assets:                                Dec. 31, 2000    June 30, 2000
 ================================================================================================
 Operations:

 Investment income--net                                            $     625,319    $   2,598,499
 Realized gain on investments--net                                     2,874,254          163,822
 Change in unrealized appreciation/depreciation on
   investments--net                                                    8,706,335      (31,377,669)
                                                                   ------------------------------
 Net increase (decrease) in net assets resulting from operations      12,205,908      (28,615,348)
                                                                   ------------------------------
 ------------------------------------------------------------------------------------------------

 Dividends & Distributions to Shareholders:

 Investment income--net                                                 (682,857)      (2,602,581)
 Realized gain on investments--net                                            --      (19,101,252)
                                                                   ------------------------------
 Net decrease in net assets resulting from dividends
   and distributions to shareholders                                    (682,857)     (21,703,833)
                                                                   ------------------------------
 ------------------------------------------------------------------------------------------------

 Capital Share Transactions:

 Net decrease in net assets derived from
   capital share transactions                                        (42,120,596)     (19,102,496)
                                                                   ------------------------------
 ------------------------------------------------------------------------------------------------

 Net Assets:

 Total decrease in net assets                                        (30,597,545)     (69,421,677)
 Beginning of period                                                  79,312,642      148,734,319
                                                                   ------------------------------
 End of period*                                                    $  48,715,097    $  79,312,642
                                                                   ==============================
 ------------------------------------------------------------------------------------------------

*Undistributed (accumulated) investment
 income (loss)--net                                                $     (17,951)   $      39,587
                                                                   ==============================

      See Notes to Financial Statements.


             December 31, 2000 (11) Mercury HW Large Cap Value Fund

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class I+
                                         --------------------------------------------------------------
                                          For the
                                         Six Months
                                           Ended                   For the Year Ended June 30,
                                         December 31,    ----------------------------------------------
Increase (Decrease) in Net Asset Value:      2000          2000        1999         1998         1997
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period       $  13.02      $  19.96    $  22.02     $  21.25     $  18.91
                                           ------------------------------------------------------------
Investment income--net                          .18           .39         .41          .46          .49
Realized and unrealized gain (loss) on
  investments--net                             2.49         (4.14)        .82         4.02         4.15
                                           ------------------------------------------------------------
Total from investment operations               2.67         (3.75)       1.23         4.48         4.64
                                           ------------------------------------------------------------
Less dividends and distributions:
  Investment income--net                       (.19)         (.39)       (.41)        (.46)        (.48)
  Realized gain on investments--net              --         (2.80)      (2.88)       (3.25)       (1.82)
                                           ------------------------------------------------------------
Total dividends and distributions              (.19)        (3.19)      (3.29)       (3.71)       (2.30)
                                           ------------------------------------------------------------
Net asset value, end of period             $  15.50      $  13.02    $  19.96     $  22.02     $  21.25
                                           ============================================================
-------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share           20.66%++     (19.82%)      7.32%       22.60%       26.15%
                                           ============================================================
-------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                 .95%*         .95%        .91%         .87%         .88%
                                           ============================================================
Expenses                                      1.18%*        1.02%        .91%         .87%         .88%
                                           ============================================================
Investment income--net                        2.19%*        2.37%       2.09%        1.99%        2.49%
                                           ============================================================
-------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)   $ 48,715      $ 79,312    $148,730     $175,250     $185,870
                                           ============================================================
Portfolio turnover                              12%           41%         18%          23%          44%
                                           ============================================================
-------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.
++    Aggregate total investment return.

      See Notes to Financial Statements.


             December 31, 2000 (12) Mercury HW Large Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

(1)   Significant Accounting Policies:

      Mercury HW Large Cap Value Fund (the "Fund") (formerly Equity Income Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers a single class (Class I) of shares. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


             December 31, 2000 (13) Mercury HW Large Cap Value Fund

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of .95% as applied to the Fund's Class I Shares' daily net assets through June 30, 2001. For the six months ended December 31, 2000, Mercury Advisors and its affiliates had earned fees of $213,869, of which $64,970 was waived.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

      Accounting services were provided to the Fund by Mercury Advisors.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

      Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $6,679,720 and $49,109,802, respectively.

      Net realized gains for the six months ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                                      Realized        Unrealized
                                                       Gains            Gains
      ==========================================================================
      Long-term investments                          $2,874,254       $9,506,606
                                                     ---------------------------
      Total                                          $2,874,254       $9,506,606
                                                     ===========================
      --------------------------------------------------------------------------


             December 31, 2000 (14) Mercury HW Large Cap Value Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

      As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $9,506,606, of which $13,234,985 related to appreciated securities and $3,728,379 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $37,437,552.

(4)   Capital Share Transactions:

      Transactions in capital shares were as follows:

      Class I Shares for the Six Months                               Dollar
      Ended December 31, 2000+                         Shares         Amount
      =========================================================================
      Shares sold                                       296,024    $  4,232,063
      Shares issued to shareholders in reinvestment
        of dividends                                     46,257         669,865
                                                     --------------------------
      Total issued                                      342,281       4,901,928
      Shares redeemed                                (3,291,487)    (47,022,524)
                                                     --------------------------
      Net decrease                                   (2,949,206)   $(42,120,596)
                                                     ==========================
      -------------------------------------------------------------------------

      Class I Shares for the Year                                     Dollar
      Ended June 30, 2000+                             Shares         Amount
      =========================================================================
      Shares sold                                     2,979,120    $ 48,474,991
      Shares issued to shareholders in reinvestment
        of dividends and distributions                1,441,326      20,462,711
                                                     --------------------------
      Total issued                                    4,420,446      68,937,702
      Shares redeemed                                (5,779,362)    (88,040,198)
                                                     --------------------------
      Net decrease                                   (1,358,916)   $(19,102,496)
                                                     ==========================
      -------------------------------------------------------------------------
    + Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.

(5)   Short-Term Borrowings:

      On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended December 31, 2000.


             December 31, 2000 (15) Mercury HW Large Cap Value Fund

OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeleine A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and
  Treasurer
Anna Marie S. Lopez, Assistant
  Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and
  Assistant Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury HW Large Cap Value Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400

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